Rule 497(e)
File Nos. 002-75503
811-03364

MAXIM SERIES FUND, INC.
Maxim High Yield Bond Portfolio
(the “Portfolio”)

Supplement dated August 6, 2009 to the Prospectus for
 Maxim Series Fund, Inc., dated May 1, 2009, and to the
Statement of Additional Information  for Maxim Series Fund, Inc., dated May 1, 2009

Effective immediately, the name of the Portfolio is changed from Maxim High Yield Bond Portfolio to Maxim Putnam High Yield Bond Portfolio.  Therefore, all references in the Prospectus and Statement of Additional Information to “Maxim High Yield Bond Portfolio” are changed to “Maxim Putnam High Yield Bond Portfolio.”

In addition, effective immediately, the new benchmark for the Maxim Putnam High Yield Bond Portfolio is the JP Morgan High Yield Developed Index.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated May 1, 2009, and should be retained  for future reference.